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                                                                    EXHIBIT 10.5

                          GENERAL BINDING CORPORATION

                             1989 STOCK OPTION PLAN
                           (AS AMENDED AND RESTATED)

SECTION 1.  PURPOSE OF THE PLAN.

         The purpose of the 1989 Stock Option Plan, as hereby amended and restated ("Plan") is to secure for General Binding Corporation ("GBC") and its stockholders the benefits of the incentive inherent in stock ownership by officers and other key employees of GBC and its Subsidiaries and to provide additional compensation to these executives based on the appreciation of GBC's Common Stock, $.125 par value (hereinafter the "Shares"). The Plan is intended to encourage executives to continue in the employ of GBC and its Subsidiaries; to attract new management personnel when needed for future operations; and to provide such persons with additional incentive for industry and efficiency through offering an opportunity to acquire a proprietary interest in GBC and its future growth. The terms of the options issued pursuant to the Plan will not cause them to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

SECTION 2.  ELIGIBILITY.

         Subject to the terms and conditions of the Plan, the Board or committee (as defined in Section 4) may from time to time grant to such officers (including officers who are directors) and other key employees of GBC and its Subsidiaries as the Board or Committee may determine, options (hereinafter the "Options") to purchase shares on such terms and conditions
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as the Board or Committee may determine and set forth in the Option Agreement
(as defined in Section 5).

SECTION 3.  EFFECTIVE DATE AND DURATION.

         The Plan initially became effective on March 23, 1989. The amendment of the Plan by this amendment and restatement shall be effective on March 13, 1996, subject to approval by the stockholders of GBC. Neither such amendment nor any Option granted pursuant to the provisions of such amendment shall become binding until the amended and restated Plan is approved by a vote of a majority of GBC's outstanding voting stock. The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Section 17 hereof, until all Shares subject to the Plan have been purchased or acquired pursuant to the provisions hereof.

SECTION 4.  ADMINISTRATION.

         The Plan shall be generally administered by the Board of Directors of GBC (the "Board"). The Board shall have full authority to award Options under the Plan, to interpret the Plan, to determine the terms and provisions (which need not be identical) of the option agreements by which such options shall be evidenced, to require withholding from or payment in cash or with Shares by an optionee of any federal, state, or local taxes, and to make such rules and regulations and establish such procedures as it deems appropriate for the administration of the Plan. The Board may from time to time appoint a committee (the "Committee") to exercise the powers and authority of the Board with respect to the



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administration of the Plan, including but not limited to, the authority to grant Options and SARs and to determine the terms and provisions thereof. The Committee shall consist of two or more Board members, each of whom shall qualify in all respects as a "disinterested person" under Rule 16b-3 of the General Rules and Regulations ("Rule 16b-3") under the Securities Exchange Act of 1934 (the "1934 Act") or any law or rule which may replace such Rule, and as an "outside director" within the meaning of Code Section 162(m) and regulations thereunder. In exercising its authority hereunder, the Committee shall be entitled to act as the Board may act hereunder, provided that in no event shall the Committee have any authority to take any actions required by the Board under Sections 16 and 17 hereof. All decisions made by the Board or the Committee on the matters referred to in this Section 4 shall be conclusive and binding. No member of the Board or Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option or SAR granted thereunder.

SECTION 5.  GRANTING OF OPTIONS AND MINIMUM GRANT.

         The officers of GBC are authorized and directed upon receipt of notice from the Board or the Committee of the granting of an Option, to sign and deliver on behalf of GBC, by mail or otherwise, to the optionee an Option at the option price and upon the terms and conditions specified by the Board or Committee in the notice and in the form of an option agreement approved by the Board or Committee (hereinafter the "Option Agreement"). The Option Agreement shall be dated and signed by an officer of GBC as of the date of approval of the granting of an Option by the Board or Committee. No Option shall be granted for less than 500 shares. More than one Option may be granted to a single individual.





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SECTION 6.  EXERCISE PRICE FOR OPTIONS.

         The option price at which Options may be exercised shall be determined from time to time by the Board or Committee and be set forth in the Option Agreement, but in no event shall be less than 85% of the Fair Market Value on the date the Option is granted. Fair Market Value shall be deemed to be the last reported trade price on the NASDAQ National Market System for over-the-counter stocks on the date the Option is granted (unless the Shares are listed on any national securities exchange in which event Fair Market Value shall be the closing price of the shares on such exchange on the date the Option is granted), but in no case shall it be less than the par value of the Shares. If there is no last reported trade price, or closing price as the case may be, on the date the Option is granted the exercise price shall be the Fair Market Value on the next preceding day on which there was a sale reported on the NASDAQ National Market System or, if listed, on the national securities exchange where the Shares are listed.

SECTION 7.  EXERCISE OF OPTIONS.

         Unless otherwise determined by the Board or Committee and set forth in the Option Agreement, the time and extent to which an Option granted hereunder shall be exercisable will be as follows:

         (a) The total number of Shares for which an Option is granted shall be divided into four equal parts, each representing 25% of the total Option granted, each such part being hereinafter referred to as an "Annual Allotment."





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         (b) The initial Annual Allotment may be exercised after one year from the date of grant, and the second, third and final Annual Allotments may be exercised after the second, third and fourth years, respectively, but no later than eight years from the date of grant.

         (c) No more than one Annual Allotment may be exercised in any annual period, an annual period being any of the second through the eighth years after and beginning on the anniversary of the date of grant.

SECTION 8.  GENERAL TERMS AND CONDITIONS.

         (a) Except as provided in Section 13 hereof or as the Board or Committee may provide in the Option Agreement, (i) it shall be a condition of the right to exercise any part of any Option that the optionee remain in the employment of GBC, its Subsidiaries or Affiliates at the pleasure of such employer, and (ii) all rights under Options shall terminate on the date an optionee ceases to be employed by GBC, its Subsidiaries or Affiliates.

         (b) To the extent that the right to purchase Shares has accrued hereunder, Options may be exercised from time to time by written notice to GBC, stating the number of Shares being purchased and accompanied by the payment in full of the option price for such Shares. In no event shall GBC be required to issue a fractional Share upon the exercise of an Option. Such payment shall be made in cash or in previously owned Shares or in a combination of cash and such Shares. The payment in full of the option price need not accompany the written notice of exercise if the notice of exercise directs that the certificate for the Shares being purchased be delivered to a licensed broker acceptable to GBC as the agent for the optionee and, at the time the certificate for the Shares is delivered, the broker tenders to GBC cash (or cash equivalents acceptable to GBC) equal to the option price plus the amount, if any, of





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withholding taxes required pursuant to paragraph (c) below.  If Shares of common stock are used in part or full payment for the Shares to be acquired upon exercise of the Option, such Shares shall be valued for the purpose of such exchange as of the date of exercise of the Option in accordance with the determination of Fair Market Value provisions of Section 6 above. Any certificates evidencing Shares of outstanding common stock used to pay the option price shall be duly endorsed by the registered holder of the certificate, and if requested by GBC's counsel or transfer agent, with the signature thereon guaranteed. In the event the certificates tendered by the optionee in such payment cover more Shares than are required for such payment, the certificates shall also be accompanied by instructions from the optionee to GBC's transfer agent with regard to disposition of the balance of the Shares owned thereby.

         (c) Shares shall not be issued upon the exercise of any Option under the Plan unless and until any withholding tax, if any, or other withholding obligation, if any, imposed by any governmental entity have, in the opinion of the Company, been satisfied or provision for their satisfaction has been made. An optionee shall satisfy such withholding obligation by (a) depositing with GBC cash in the amount thereof within twenty (20) business days of any exercise of the Option; or, (b) by the withholding of Shares by the Company in the manner provided for in Section 8 hereinafter.

         (d) Unless earlier terminated pursuant to the terms and conditions thereof, each Option granted under the Plan shall terminate and all rights to purchase Shares thereunder shall cease upon the expiration of 10 years from the date of grant.





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SECTION 9.  USE OF SHARES FOR INCOME TAX WITHHOLDING.

         (a) The Board or Committee may, in their discretion and subject to rules as they may adopt consistent with the requirements of this Section 9 and Rule 16b-3 permit an Optionee to satisfy federal and state tax withholding obligations arising in connection with the exercise of an Option by electing (an "Election") to have GBC withhold Shares having a Fair Market Value equal to the amount of tax required to be withheld (the "Withholding Requirement"). Elections to have Shares withheld to satisfy the Withholding Requirement shall be:

         (i) made on or before the date that the amount of the Withholding Requirement is determined in accordance with Section 83 of the Internal Revenue Code of 1986, as amended, and applicable provisions of state law (the "Tax Date");

         (ii)    irrevocable when made; and

         (iii)   made in writing; and

         (iv)    subject to disapproval by the Board or Committee.

         (b) In addition to the foregoing requirements, an Election made by an Optionee whose transactions in Shares are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (an "Officer") shall to the extent required to comply with Rule 16b-3:

         (i) not be made within six months of the date of grant of an Option (except in the event of the death or permanent disability of the Optionee during such six month period); and

         (ii)    be made either

                 (A)      six months or more prior to the Tax Date, or

                 (B) on or prior to the Tax Date and during the period (the "Window Period") beginning on the third business day and ending on the twelfth business day following the date on which GBC has released for





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                          publication its regularly quarterly (or, in the case
                          of the fourth quarter of its fiscal year, annual) summary financial information. For purposes of the preceding sentence, "business day" shall mean any calendar day other than Saturday, Sunday or a national holiday.

An election shall be deemed made on the date the election is received by GBC. "Fair Market Value" of the Shares to be withheld (or tendered pursuant to the following sentence of this Section 8) in payment of the Withholding Requirement shall be the "Fair Market Value" of the Shares on the Tax Date determined in accordance with Section 6 of this Plan. The value of any fractional share required to fulfill the Withholding Requirement will be paid by the Optionee in cash.

SECTION 10.  NO RIGHTS AS STOCKHOLDERS.

         An optionee shall have no rights as a stockholder with respect to any Shares covered by an Option until the date of issuance of a stock certificate to him for such Shares upon the due exercise of an Option.

SECTION 11.  EMPLOYMENT.

         Nothing contained in the Plan or in any Option granted pursuant to the Plan shall be construed as an agreement on the part of GBC, its Subsidiaries or Affiliates to employ any employee for any period of time whatsoever.

SECTION 12.  SHARES SUBJECT TO THE PLAN.

         Subject to adjustment as provided in Section 16 hereof, the maximum number of Shares which may be issued and sold or transferred upon the exercise of Options granted under this





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Plan and accordingly the maximum number for which Options may be granted, shall be 1,347,275 which number of the authorized but unissued Shares shall be reserved for such purpose, and the total number of Shares which may be made subject to Options or SARs granted under the Plan, in any calendar year to any single person shall not exceed 250,000. Shares to be issued upon the exercise of Options under this Plan may be issued from the authorized but unissued
Shares or from Treasury Shares in the hands of GBC or from Shares purchased by GBC on the open market for such purposes or from any combination of the foregoing as the Board may determine. If Treasury Shares or Shares purchased on the open market are issued upon the exercise of any Option, the number of authorized but unissued Shares reserved for this Plan shall be correspondingly reduced. If and to the extent an Option shall expire or terminate for any reason without having been exercised in full (including, without limitation, cancellation and re-grant), or in the event that an Option is exercised or settled in a manner such that some or all of the Shares related to the Option are not issued to the optionee (or beneficiary) (including as the result of the use of shares for withholding taxes), the shares of Stock subject thereto which have not become outstanding shall (unless the Plan shall have terminated) become available for issuance under the Plan; provided, however, that with respect to a share-for-share exercise, only the net shares issued shall be deemed to have become outstanding as a result thereof. SARs which expire or terminate for any reasons without having been earned in full, an equal number of SARs shall (unless the Plan shall have terminated) become available for issuance under the Plan.





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SECTION 13.  TERMINATION OF EMPLOYMENT, RETIREMENT, DEATH OR DISABILITY.

         Except to the extent determined by the Board or Committee as set forth in the Option Agreement:

                 (a) upon the optionee's involuntary termination of employment with GBC, its Subsidiaries and Affiliates other than under circumstances constituting retirement, death, disability, or cause described below, all Options which were unexercised at the time of such termination of employment shall be exercisable during a period of three months after such termination, but only to the extent such Options were exercisable at the time of said termination;

                 (b) all parts of all Options which were unexercised at the time of the optionee's retirement after attaining age 65 or pursuant to a retirement prior to attaining the age of 65 if approved by GBC, may be exercised during a period of 12 months after said retirement date;

                 (c) All parts of all Options which were unexercised at the time of the death of an optionee may be exercised during a period of 12 months after his death by the person or persons to whom they shall have been transferred by will or the laws of descent or distribution, or if no such transfer has been made by the executor or administrator of the optionee's estate on behalf of said estate;

                 (d) should any optionee become permanently disabled, all parts of all Options which were unexercised at the time of the disabled optionee's termination of employment may be exercised by the optionee or his legal guardian or other legal





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         representative on his behalf during a period of 12 months after said termination date; and

                 (e) upon the (i) voluntary termination of the optionee's employment with GBC, its Subsidiaries and Affiliates other than under circumstances constituting retirement or disability, or (ii) termination of the optionee's employment with GBC, its Subsidiaries or Affiliates for cause (whether such termination is by GBC, its Subsidiary or Affiliate or by optionee at a time when condition circumstances constituting cause existed), all optionee's Options shall expire and all rights to purchase Shares thereunder shall terminate. For purposes of this Plan, "cause" shall mean the optionee's commission of a felony, or of any act or omission by optionee involving willful misconduct, dishonesty, disloyalty or fraud with respect to GBC, its Subsidiaries or Affiliates.

SECTION 14.  STOCK APPRECIATION RIGHTS.

         (a) The Board or Committee may, in its discretion, grant SARs to any optionee hereunder if he is then eligible to receive Options hereunder. Each SAR shall represent a right to receive cash in an amount equal to the excess of the Fair Market Value of one Share on the date the SAR is exercised over the Fair Market Value (as determined in Section 6) of such Share on the date the SAR was granted. Up to 1,347,275 SARs may be granted pursuant to the Plan.

         (b) The Board may grant SARs at any time and from time to time to any optionee, shall designate such SARs as related to Options then being granted or granted within six





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months prior to the grant date of the SAR, and may set such terms and conditions upon the exercise of the SARs as it may determine in its discretion, provided that the written agreement evidencing such SARs shall comply with and be subject to the following terms and conditions:

                 (i) SARs granted hereunder shall not be exercisable until the expiration of one-year from the date of the grant of such SAR unless the employment of the optionee shall terminate by reason of death, retirement or disability prior to the expiration of such one-year period.

                 (ii) An optionee's right to exercise an SAR shall not be transferable during the lifetime of the optionee, and shall be exercisable only at such time and only to the extent that the Option to which the SARs relate may be exercised.

                 (iii) In the event adjustments are made to the number of shares, exercise price or time or times of exercise of outstanding options upon the occurrence of an event described in Section 16 hereof, appropriate adjustments shall be made in the number of SARs available for future grant, the number of SARs under existing grants and the SAR price per share and time or times of exercise of the SARs.

                 (iv) Unless the agreement evidencing the SAR provides otherwise, exercise of an SAR shall result in the extinguishment of the pro rata portion of the related Options and exercise of an Option shall result in the extinguishment of the pro rata portion of the related SARs.

                 (v) SARs may be exercised only upon receipt by GBC of a written notice of election which shall be dated the date of such election, which shall be deemed to be the date when such notice is sent by registered or certified mail or the date upon which





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         receipt is acknowledged by GBC if hand delivered or sent other than by such mail; provided, however, that such notice shall only be sent or delivered during a Window Period. The purpose of the foregoing restriction on exercise of SARs is intended to comply with Rule 16b-3(e) promulgated under the 1934 Act and in the event that such restrictions shall not be or remain consistent with the provisions of
         Section 16(b) of such Act or such rules and regulations thereunder which except from the operation of said Section 16(b) in whole or in part such SAR exercise, then such date of election and other restrictions upon exercise shall be determined by such method consistent with said Section 16(b) as the Board or Committee shall select and apply.

SECTION 15.  GOVERNMENTAL APPROVAL.

         No Option shall be granted under the Plan and no Shares shall be issued, transferred or delivered upon exercise of any Option granted under the Plan unless the Board is satisfied that there has been full compliance with all applicable requirements of the Securities Act of 1933, all applicable requirements of any national securities exchange on which the Shares are then listed, and all other requirements of law or of any regulatory bodies having jurisdiction over the granting of such Options or of the issuance, transfer or delivery of the Shares thereunder.

SECTION 16.  ADJUSTMENT.

         Section 6 notwithstanding, the Board shall make or provide for such adjustment in the exercise price of any Option or in the number or kinds of shares of GBC covered by Options or reserved for issuance under the Plan as it may deem to be equitable as a result of any





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change in the number or kind of outstanding shares of GBC resulting from any reorganization, recapitalization, stock split, stock dividend, merger, consolidation, rights offering or other change in capital structure or like transaction.

SECTION 17.  AMENDMENT OF PLAN.

         Except as provided below, the Board may at any time and from time to time, with respect to Shares at the time not subject to Options, alter, amend, suspend or terminate the Plan, including, without limiting the generality of the foregoing, the making of such amendments as the Board shall deem advisable to conform this Plan to any change in any law or regulation applicable hereto.

         The Board may not, without approval by the stockholders of GBC as may then be required by Rule 16b-3 or any successor or comparable Rule or Regulation promulgated under the 1934 Act, any national securities exchange or system on which the Shares are then listed or reported, or any regulatory body having jurisdiction with respect thereto: (a) increase the aggregate number of Shares which may be issued pursuant to the Options granted under the Plan (except as may be permitted by Section 16 hereof); (b) decrease the minimum price at which Options may be granted under the Plan; (c) extend the option period with respect to any Option; (d) permit the granting of Options to anyone other than as provided in Section 2; or (e) provide for the administration of the Plan by the Board or by a committee appointed by the Board unless the membership of the Board or such committee, respectively, meets the requirements of Rule 16b-3 for such Board or committee as provided in Section 4 of the Plan.





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         No termination, suspension, modification or amendment of the Plan may, without the consent of a person to whom any Option shall theretofore have been granted, adversely affect the rights of such person under such Option.





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